SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2009

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers

On October 22, 2009, the Board of Trustees elected Laura M. Franklin to serve as Treasurer of Washington Real Estate Investment Trust (the “Trust”). Ms. Franklin currently serves as Executive Vice President – Accounting, Administration and Corporate Secretary, and will continue to do so. Biographical information with respect to Ms. Franklin is set forth at page 6 of the Trust’s proxy statement filed with the SEC on April 7, 2009 (and such information is incorporated herein by reference). Ms. Franklin will receive no additional compensation in connection with her service as Treasurer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2009, the Board of Trustees amended and restated the Trust’s bylaws to clarify certain corporate procedures and make other enhancements and technical corrections.

The amendments effected by the amendment and restatement of the bylaws include the following:

•

The amended bylaws provide that a special meeting of shareholders can be called by either the chairman of the board, the president and chief executive officer or the Board of Trustees. In addition, under the amended bylaws, the secretary is required to call a special meeting upon the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such special meeting (and upon compliance with the procedural requirements in the bylaws applicable to such a shareholder-requested meeting). Under the previous bylaws, a special meeting could be called by the president of the trustees, a majority of the trustees or the holders of 25% of the outstanding shares upon their written request.

The amended bylaws add various procedural requirements for shareholder-requested special meetings, including (a) the requirement to submit a written notice requesting a record date for the determination of whether holders of sufficient shares have requested the special meeting, (b) informational requirements that must be satisfied in connection with record date request notices and shareholder meeting requests, and (c) the requirement that requesting shareholders reimburse the Trust in advance for the estimated cost of preparation and mailing of notice of the special meeting.

•

The amended bylaws require that notice of each shareholder meeting be provided no less than ten nor more than 90 days before each meeting. Under the previous bylaws, notice of each shareholder meeting was required to be mailed at least 14 days before the meeting.

•

The amended bylaws add a provision for the organization and conduct of shareholder meetings which allows the Board of Trustees to appoint a chairman of the meeting to conduct the meeting, determine the order of business and other procedural matters, and take other actions appropriate for the proper conduct of the meeting.

•

The amended bylaws add a provision providing that the presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast on any matter will constitute a quorum. If this quorum requirement is not met, the chairman of the meeting may adjourn the meeting sin die or from time to time to a date not more than 120 days after the original record date.

•

The amended bylaws add a provision that a proxy may be executed in any manner permitted by law and will not be valid more than 11 months after its date unless otherwise provided in the proxy (under the previous bylaws, a proxy would not be valid after one year).

•	The amended bylaws add a provision clarifying how shares registered in the name of a corporation, partnership, trust or other entity may be voted. The amended bylaws also add a provision allowing the

Board of Trustees to establish a procedure by which a shareholder may certify in writing that any shares registered in the shareholder’s name are held for the account of a specified person other than the shareholder.

•

The amended bylaws add a provision that the Board of Trustees or the chairman of the meeting may appoint an inspector for each shareholder meeting to determine the number of shares represented at the meeting, receive and tabulate votes, report the tabulation of votes and do other acts as are proper to fairly conduct the election or vote.

•

The amended bylaws provide that nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Trust’s notice of meeting, (b) by or at the direction of the Board of Trustees or (c) by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice by the shareholder as provided for in the bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the procedural provisions of the bylaws.

The amended bylaws provide that a shareholder’s notice of a nomination or other business must set forth all information required by the bylaws and be delivered to the Trust in the manner stated in the bylaws not earlier than the 150th day nor later than 5:00 pm eastern time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting (provided that if the date for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of the annual meeting nor later than 5:00 pm eastern time on the later of the 120th day prior to the date of the annual meeting or the tenth day following the date on which public announcement of the date of such meeting is first made). The shareholder’s notice must also set forth information regarding the proposed nominee that would be required to be disclosed in an election contest under Regulation 14A, information regarding other business to be brought before the meeting (including the shareholder’s reasons for proposing such business and any material interest in such business of the shareholder and his, her or its associated persons), information concerning the ownership of securities of the Trust by such shareholder and his, her or its nominee and associated persons, information regarding whether or not the shareholder or his, her or its nominee or associated persons is subject to or has engaged in any hedging, derivative or other transaction with respect to the Trust’s securities, information regarding whether the shareholder or his, her or its nominee or associated persons have any substantial interest in the Trust other than an interest arising from the ownership of Trust securities, and information regarding whether the shareholder knows any other shareholder that supports the nominee or proposed other business. As well, the shareholder must comply with other procedural requirements set forth in the amended bylaws.

Under the previous bylaws, the nomination of a proposed trustee was required to be received on or before April 15th of any year, together with a statement setting forth the reasons why the Trust would benefit from the election of such nominee.

•

The amended bylaws add a provision that nominations of individuals for election to the Board of Trustees may be made at a special meeting of shareholders at which trustees are to be elected only (a) by or at the direction of the Board of Trustees, (b) by a shareholder that has requested that a special meeting be called for the purpose of electing trustees in compliance with the bylaws and that has supplied the information required by the bylaws about each individual whom the shareholder proposes to nominate for election or (c) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing trustees, by any shareholder who is a shareholder of record both at the time of giving of notice provided for in the bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in the bylaws.

The amended bylaws also add a provision that in the event the Trust calls a special meeting of shareholders for the purpose of electing one or more individuals to the Board of Trustees, any shareholder may nominate an individual or individuals for election as a trustee as specified in the Trust’s notice of meeting, if the shareholder’s notice, containing the information required by the bylaws with respect to a nomination for an annual meeting, is delivered to the Trust in the manner provided in the bylaws not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. eastern time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting.

•

The amended bylaws add a provision that at any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees, subject to the limitation in the declaration of trust that the number of trustees will not be less than three nor more than 11. The amended bylaws also add a provision that the tenure of office of a trustee will not be affected by any decrease in the number of trustees, and that each Trustee will serve until his or her successor is duly elected and qualifies.

•

The amended bylaws provide that no person will be nominated for election as a trustee or appointed or elected to fill a vacancy on the Board of Trustees after such person’s 72nd birthday unless the Board of Trustees has made a determination that it is in the best interests of the Trust for such person to be nominated for election as a trustee or appointed or elected to fill such vacancy. The previous bylaws provided that no person will be nominated as a trustee after such person’s 72nd birthday.

•

The amended bylaws add a provision that the chairman of the board may call a special meeting of trustees. Under the declaration of trust, the president of the trustees or any two of the trustees may call a special meeting of trustees.

•

The amended bylaws provide that, with respect to special meetings of the Board of Trustees, notice by personal delivery, telephone, electronic mail or facsimile transmission must be given at least 24 hours prior to the meeting. Notice by United States mail must be given at least three days prior to the meeting, and notice by courier must be given at least two days prior to the meeting. Under the previous bylaws, notice of all meetings of the Board of Trustees was required to be given not less than three days before the meeting.

•	The amended bylaws add a provision clarifying that at each meeting of the Board of Trustees, the chairman of the board shall act as chairman of the meeting.

•	The amended bylaws add a provision clarifying that trustees may participate in a meeting by means of a conference telephone.

•

The amended bylaws add a provision stating that any trustee elected or appointed to fill a vacancy in the number of trustees will hold office for the remainder of the full term in which the vacancy occurred and until his or her successor is elected and qualifies.

•

The amended bylaws add a provision that entitles each trustee and officer to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust, a lawyer, a certified public accountant or other person, as to any matter that the trustee or officer reasonably believes to be within the person’s professional or expert competence (or by a committee of the Board of Trustees that the trustee reasonably believes to merit confidence).

•

The amended bylaws add a provision to the effect that the Board of Trustees or the shareholders may ratify and make binding on the Trust any action or inaction by the Trust or its officers to the extent that the Board of Trustees or the shareholders could have originally authorized the matter.

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The amended bylaws add a provision clarifying that a trustee who is not an officer of the Trust will have no responsibility to devote his or her full time to the affairs of the Trust. The amended bylaws also add a provision stating that a trustee or officer (in his or her personal capacity) may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Trust.

•

The amended bylaws add a provision clarifying the authority of the Board of Trustees to appoint committees of the Board of Trustees to serve at the pleasure of the Board of Trustees. The amended bylaws also add provisions relating to notice of meetings of the committees, quorum for committee meetings (which is established as a majority of the members of the committee), designation of committee chairmen, telephonic meetings, action by written consent without a meeting and filling of vacancies on committees.

The previous bylaws required that the nomination of a proposed trustee must be made by a majority of all trustees then in office. Under the amended bylaws, it would be possible for a nomination to be made by a committee, rather than the full Board of Trustees. However, under the Trust’s revised corporate governance guidelines (which are discussed in Item 7.01 below), it is the current practice of the Board of Trustees that all nominations be made by the full Board of Trustees.

•

The amended bylaws add provisions describing various officers of the Trust that are required to be appointed by the Board of Trustees, including the president and chief executive officer and the chairman of the board. As well, the amended bylaws add provisions describing various additional officers of the Trust that may be appointed by the Board of Trustees, including the chief operating officer, the chief financial officer, the chief accounting officer, vice presidents, managing directors, the secretary, the treasurer, assistant secretaries and assistant treasurers. The amended bylaws also add a provision stating that the Board of Trustees will elect the officers annually, but that the president and chief executive officer may appoint one or more vice presidents (other than executive vice presidents and senior vice presidents), managing directors, assistant secretaries or assistant treasurers.

•

The amended bylaws add provisions clarifying that any officer may be removed, with or without cause, by the Board of Trustees if in its reasonable judgment the best interests of the Trust would be served thereby. As well, the amended bylaws add provisions clarifying that any officer of the Trust may resign at any time.

•	The amended bylaws add provisions clarifying the power of the Board of Trustees to authorize specific contracts and other instruments on behalf of the Trust.

•

The amended bylaws add a provision clarifying that the Board of Trustees may authorize the Trust to issue some or all of the shares with or without certificates. As well, the amended bylaws contain other provisions regarding the transfer of shares, the issuance of replacement certificates, the fixing of record dates, the maintenance of a share ledger, the issuance of fractional shares and scrip, and the appointment of transfer agents and registrars.

•

The amended bylaws add a provision stating that to the maximum extent permitted by Maryland law in effect from time to time, the Trust will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, will pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a trustee or officer of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, manager or trustee of another entity and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The amended bylaws also provide that the rights to indemnification and advance of expenses provided by the declaration of trust and the bylaws will vest immediately upon election of a trustee or officer. The amended bylaws further provide that the Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to an individual who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust. The amended bylaws also provide that the indemnification and payment or reimbursement of expenses provided in the bylaws will not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Finally, the amended bylaws provide that neither the amendment nor repeal of the indemnification provision in the bylaws, nor the adoption or amendment of any other provision of the bylaws or declaration of trust inconsistent with the indemnification provision in the bylaws, will apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

•

The amended bylaws add a provision clarifying that whenever the declaration of trust or the bylaws require notice to be given, such notice may be waived in writing or by electronic transmission given by the person entitled to such notice. As well, the amended bylaws add a provision clarifying that attendance in person at any meeting will constitute a waiver of notice except where the person attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

•

The amended bylaws provide that the Board of Trustees may adopt, amend or repeal the bylaws. The previous bylaws provided that they could be amended by a majority of all trustees after ten days’ written notice to all trustees of proposed changes. The amended bylaws also add a provision that the power to adopt, amend or repeal the bylaws is vested solely in the Board of Trustees.

In addition to the foregoing, the amended bylaws also contain content derived from portions of the Trust’s declaration of trust that contain customary bylaw topics. The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, (a) the full text of the Trust’s amended bylaws, which are being filed with this Current Report on Form 8-K as Exhibit 3.1, and (b) the full text of Trust’s declaration of trust filed as Exhibit 3 to the Trust’s Registration Statement on Form 8-B filed on July 10, 1996, as amended by amendments thereto filed as (i) Exhibit 3 to the Trust’s Quarterly Report on Form 10-Q filed on November 13, 1998, (ii) Exhibit 4(c) to the Trust’s Registration Statement on Form S-3 filed on July 14, 1999 and (iii) Exhibit 4(d) to the Trust’s Registration Statement on Form S-3 filed on August 28, 2006. These documents are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 22, 2009, the Board of Trustees revised the Trust’s corporate governance guidelines to enhance the governance profile of the Trust.

The revised corporate governance guidelines include the following governance-related changes:

•

The revised corporate governance guidelines provide that the Board of Trustees expects at least two-thirds of the trustees will be independent under the rules of the New York Stock Exchange (“NYSE”). Under the previous corporate governance guidelines, the Board of Trustees stated that it expected only a majority of the trustees to meet the NYSE independence standards.

•

The revised corporate governance guidelines describe in greater detail the plans of the Board of Trustees with respect to the independence of the chairman of the board and the designation of a lead independent trustee. In particular, the revised corporate governance guidelines provide that, at its May 2010 Board of Trustees meeting, the Board of Trustees plans to elect a chairman of the board selected from the trustees on the Board who are independent under the rules of the NYSE. Thereafter, the chairman of the board may or may not be an individual who is independent under the rules of the

NYSE (and may or may not be the same individual as the chief executive officer). At any time that the chairman of the board is not an individual who is independent under the rules of the NYSE, the Board of Trustees will appoint a lead independent trustee elected by the independent trustees. The lead independent trustee has authority to: (a) preside at all meetings of the Board of Trustees at which the chairman of the board is not present, including executive sessions of the independent trustees; (b) serve as a liaison between the chairman of the board and the independent trustees; (c) approve information sent to the Board of Trustees; (d) approve meeting agendas for the Board of Trustees; (e) approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; (f) call meetings of the independent trustees; and (g) if requested by major shareholders, consult and directly communicate with such shareholders.

•

The revised corporate governance guidelines state that the basic responsibility of each trustee serving on the Board of Trustees is to exercise their business judgment on behalf of the Trust to act in what they reasonably believe to be in the best interests of the Trust. As well, the revised corporate governance guidelines also state that, as a corporate body, the Board has responsibility for broad corporate policy and oversight of management to enhance long-term shareholder value.

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The revised corporate governance guidelines also include an addition to the Board of Trustees membership criteria to the effect that the board is committed to a diversified membership, in terms of both the individuals involved and their various experiences and areas of expertise.

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The revised corporate governance guidelines also include a statement of the view of the Board of Trustees regarding term limits. The Board of Trustees believes that it can effectively achieve consistent quality in the trustees of the Board of Trustees without term limits. The Board of Trustees also believes that there are substantial benefits resulting from the sustained, long-term focus of a trustee on the Trust’s business, strategy and industry.

•

Finally, the Board of Trustees added an ownership guideline for non-employee trustees, requiring each such trustee to retain an aggregate number of common shares of the Trust at least equal to the aggregate number of such shares received by the trustee as annual share grants during the first five years following the later of: (a) the 2009 annual meeting of shareholders of the Trust or (b) the annual meeting of shareholders of the Trust at which the trustee was initially elected or, if earlier, the first annual meeting of shareholders following the initial appointment or election of the trustee.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trust’s amended corporate governance guidelines that is being furnished with this Current Report on Form 8-K as Exhibit 99.1. This document is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

None

(b) Pro Forma Financial Information

None

(c) Exhibits

3.1	Amended and Restated Bylaws, dated October 22, 2009

99.1	Corporate Governance Guidelines, dated October 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/S/ LAURA M. FRANKLIN
(Signature)
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

October 27, 2009

(Date)